UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2006
PetroHunter Energy Corporation

(Exact name of registrant as specified in its charter)

Maryland	000-51152	98-0431245

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1875 Lawrence Street, Suite 1400, Denver, CO 80202

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 572-8900
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On August 21, 2006, the Company issued a press release entitled “PetroHunter Energy Obtains New Trading Symbol “PHUN”.” The press release is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	PetroHunter Energy Obtains New Trading Symbol: “PHUN”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHUNTER ENERGY CORPORATION
By:	/s/ Kelly Nelson
	Name:	Kelly Nelson
	Title:	Chief Executive Officer

Dated: August 21, 2006

EXHIBIT INDEX

Exhbit No.	Description
99.1	PetroHunter Energy Obtains New Trading Symbol: “PHUN”